UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 8, 2014

Warren Resources, Inc.

(Exact Name of Registrant
as Specified in Charter)

Maryland	0-33275	11-3024080
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, 34th Floor

New York, New York 10036

(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code:  (212) 697-9660

(Former Name or Former Address, if Changed Since Last Report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On July 9, 2014, Warren Resources, Inc. (the “Company”) entered into a letter agreement with Marcus C. Rowland, a director of the Company, to engage Mr. Rowland for the consulting services specified therein in addition to the services he currently provides in his capacity as director of the Company (the “Consulting Services Contract”).  Pursuant to the Consulting Services Contract, Mr. Rowland will, among other things, provide (i) consultation on mergers and acquisitions; (ii) consultation on financial and accounting matters, including without limitation hedging; (iii) advice and consultation related to financial services and markets; and (iv) other consulting services as determined by the Company and Mr. Rowland by mutual consent.  In consideration for the services Mr. Rowland will provide pursuant to the Consulting Services Contract, the Company will pay Mr. Rowland $10,000.00 per month.  Unless terminated in accordance with its terms, the Consulting Services Contract will remain in effect through July 9, 2015, with automatic successive annual renewals.

Prior to entering into the Consulting Services Contract, Mr. Rowland resigned as a member of the Audit Committee of the Company (the “Audit Committee”) effective as of July 8, 2014.  Although Mr. Rowland will no longer be considered an “independent” director under the Nasdaq criteria, the Board of Directors of the Company continues to have a majority of independent directors and all the members of the Audit Committee satisfy the Nasdaq independence criteria for audit committee members.

The Audit Committee pre-approved all of the terms, provisions and conditions contained in the Consulting Services Contract.

The foregoing description of the Consulting Services Contract is not complete and is qualified by reference to the full text of the Consulting Services Contract, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

By including information regarding any of the matters described in this Item 1.01, the Company does not hereby admit to or pass upon the materiality of such matters.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

10.1	Letter Agreement, dated July 9, 2014, by and between Warren Resources, Inc. and Marcus C. Rowland

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 10, 2014

WARREN RESOURCES, INC.
(Registrant)

	By:	/s/ Saema Somalya
Saema Somalya,
Senior Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement, dated July 9, 2014, by and between Warren Resources, Inc. and Marcus C. Rowland